UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2004

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, MN		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

UnitedHealth Group Incorporated grants various awards to its executive officers and directors under the UnitedHealth Group 2002 Stock Incentive Plan. Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following are filed as exhibits to this report.

10.1 Form of Agreement for Stock Option Grants to Executive Officers under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
10.2 Form of Agreement for Stock Option Grants to Non-Employee Directors under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
10.3 Form of Agreement for Initial Stock Option Grant to Non-Employee Directors under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
10.4 Form of Restricted Stock Award Agreement under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
10.5 Form of Restricted Stock Unit Award Agreement under the UnitedHealth Group 2002 Stock Incentive Plan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated (Registrant)

September 24, 2004	By:	David J. Lubben

Name: David J. Lubben
Title: General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

EX-10.1	Form of Agreement for Stock Option Grants to Executive Officers under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
EX-10.2	Form of Agreement for Stock Option Grants to Non-Employee Directors under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
EX-10.3	Form of Agreement for Initial Stock Option Grant to Non-Employee Directors under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
EX-10.4	Form of Restricted Stock Award Agreement under the UnitedHealth Group Incorporated 2002 Stock Incentive Plan
EX-10.5	Form of Restricted Stock Unit Award Agreement under the UnitedHealth Group 2002 Stock Incentive Plan